UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events.

On December 1, 2015, Icahn School of Medicine at Mount Sinai (“Mount Sinai”) filed a complaint against Neurocrine Biosciences, Inc. (“Neurocrine”) in the United States District Court for the Southern District of New York: Icahn School of Medicine at Mount Sinai v. Neurocrine Biosciences, Inc., Case No. 1:15-cv-09414. In the complaint, Mount Sinai alleges that Neurocrine, by entering into an exclusive worldwide collaboration with AbbVie Inc. to develop and commercialize next-generation gonadotropin-releasing hormone, or GnRH, antagonists, has breached its license agreement with Mount Sinai dated August 27, 1999. Mount Sinai is seeking unspecified monetary damages, future sublicensing fees and attorney’s fees. Neurocrine believes that it has meritorious defenses to the claims made in the complaint and intends to vigorously defend itself against such claims, but is not able to predict the ultimate outcome of this action.

Forward-Looking Statements

Except for historical information contained in this Current Report, the matters set forth in this Current Report, including statements related to the defense of the litigation described in this Current Report, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties that the litigation may result in significant costs and expenses and could divert management’s attention and resources, that we may not be successful in defending against these claims, and other risks and uncertainties described from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent filings, any of which could adversely affect Neurocrine’s business, financial condition or results of operations. These forward-looking statements are based on current information that is likely to change and speak only as of the date hereof. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. All forward-looking statements are qualified in their entirety by this cautionary statement, and Neurocrine undertakes no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2015	NEUROCRINE BIOSCIENCES, INC.

/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer